Exhibit 99.1

Case 15-11296-LSS Doc 627 Filed 10/30/15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Colt Holding Company LLC	Case No. 15-11296
Reporting Period: 8/31/15 – 10/4/15

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements			Note 1
Cash disbursements journals			Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			Note 1
Copies of tax returns filed during reporting period			Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4		Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1) Due to system constraints and/or the volume of records, these items have not been submitted

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Dennis Veilleux	10/30/2015
Signature of Authorized Individual*	Date

Dennis Veilleux	Pres/CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - US	Reporting Period: 8/31/15-10/4/15
September ‘15 (August 31-October 4)

	BANK ACCOUNTS - Colt Defense - US																	CURRENT MONTH
	Wells Fargo Operating - 2949	Wells Fargo Payroll - 3093	Wells Fargo Depository- 8611	Wells Fargo Accounts Payable- 0355	Wells Fargo Utility Deposit- 5957 (New in September)	Wells Fargo Operating - 3119	Wells Fargo CD Operating - 3127	Wells Fargo NCHC Operating- 3150	Wells Fargo Operating - 4004	Wells Fargo- 3143	Bank of America- 9395	Bank of America- 4636	Bank of America- 7604	Bank of America- 5012	Interaudi Bank- 3410	JPMorgan- 1103	BMO Harris Bank- 6366	ACTUAL
BANK CASH BEGINNING OF MONTH	11,220,392	—	—	—	—	107,000	23,500	23,000	12,653	—	2,500	1,160	—	—	484,755	849,603	1,340,769	14,065,332

RECEIPTS
Cash Sales																		—
Accounts Receivable	—	—	13,503,339	—	—	—	—	—	—	—	27,999	29,763	—	—	80	—	—	13,561,181
Loans and Advances																		—
Sale of Assets																		—
Other (attach list)																		—
Transfers (from dip accts)																		—
Intercompany Transfers			258,948															258,948
TOTAL RECEIPTS	$—	$—	$13,762,287	$—	$—	$—	$—	$—	$—	$—	$27,999	$29,763	$—	$—	$80	$—	$—	13,820,129

Disbursements
Net Payroll		2,684,824				51,222												2,736,046
Payroll Taxes		1,326,192				25,626												1,351,818
401K	324,690					5,892												330,582
Expense Reports	65,500																	65,500
Insurance Claims	1,006,410					238												1,006,648
Government Agencies	—																	—
Bank Fees	45,200								56		37	1,122					499	46,914
Inventory	9,807,890																	9,807,890
Freight	236,730																	236,730
Maintenance	256,050																	256,050
Supplies MRO	688,840																	688,840
Outside Services	216,330																	216,330
Utilities	269,650																	269,650
Information Technology	74,520																	74,520
International Comm	64,290																	64,290
Domestic Comm	79,540																	79,540
Administration	180,010																	180,010
Insurance premiums	112,170					987												113,157
Legal																	32,091	32,091
Marketing	149,160																	149,160
Consulting	97,690																	97,690
Rent	143,060																	143,060
Misc	110,163																187,546	297,709
Property Tax																		—
Restructuring, Legal & Advisors	601,048																	601,048
Intercompany Transfer (Colt Canada)	120,134																	120,134
Interest	2,059,970																	2,059,970
O/S checks & reconciling items	5,187	64,360	—	2,106,939														2,176,486
TOTAL DISBURSEMENTS	$16,714,232	$4,075,376	$—	$2,106,939	$—	$83,965	$—	$—	$56	$—	$37	$1,122	$—	$—	$—	$—	$220,136	$23,201,863

Bank Account Transfers	$10,498,192	$4,011,016	$(13,762,287)	$—	$30,146	$87,195			$—	$—	$(30,462)	$1,340	$—	$—	$—	$—	$(835,140)	$—

NET CASH FLOW	$(6,216,040)	$(64,360)	$—	$(2,106,939)	$30,146	$3,230	$—	$—	$(56)	$—	$(2,500)	$29,981	$—	$—	$80	$—	$(1,055,276)	$(9,381,735)

Cash - End of Month	$5,004,352	$(64,360)	$—	$(2,106,939)	$30,146	$110,230	$23,500	$23,000	$12,597	$—	$—	$31,141	$—	$—	$484,835	$849,603	$285,493	$4,683,597

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - Canada	Reporting Period: 8/31/15-10/04/15
Sep ‘15 (Aug 31 - Oct 4)

	BANK ACCOUNTS - CANADA (in USD)												CURRENT MONTH
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P	BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P	ACTUAL

CASH BEGINNING OF MONTH (1)	155,564	867	—	2,566	5,587	56	0	1,015,554	—	394,237	—	102,129	1,676,560

RECEIPTS
Cash Sales													—
Accounts Receivable	19,171	—	—	—	—	—	1,712,001	—	—	—	—	—	1,731,172
Loans and Advances													—
Sale of Assets													—
Other (attach list)	84,048	—	—	—	—	—	2,408	—	—	—	—	—	86,456
Transfers (from dip accts)													—
Intercompany Transfers										(137,992)			(137,992)
TOTAL RECEIPTS	$103,219	$—	$—	$—	$—	$—	$1,714,409	$—	$—	$(137,992)	$—	$—	1,679,637

Disbursements
Net Payroll	—	—	—	—	—	—	—	460,287	—	—	—	—	460,287
Taxes	—	—	—	—	—	—	—	37,641	—	—	—	—	37,641
401K													—
Expense Reports								28,834					28,834
Insurance Claims													—
Government Agencies													—
Bank Fees	—	391	—	140	—	100	—	2,269	—	901	—	—	3,801
Inventory	—	—	—	—	—	—	—	368,506	—	556,936	—	22,782	948,225
Freight	—	—	—	—	—	—	—	71,958	—	278	—	—	72,236
Maintenance	—	—	—	—	—	—	—	4,581	—	—	—	—	4,581
Supplies MRO													—
Outside Services													—
Utilities								20,939					20,939
Information Technology													—
International Comm													—
Domestic Comm													—
Administration	—	—	—	—	—	—	—	83,713	—	225	—	—	83,938
Insurance premiums													—
Legal	—	—	—	—	—	—	—		—	—	—	—	—
Marketing													—
Consulting/Professional								20,310					20,310
Rent								3,270					3,270
MISC	—	—	—	—	—	—	—	80,205	—	22,508	—	—	102,713
Restructuring, Legal & Advisors													—
Interest													—
TOTAL DISBURSEMENTS	$—	$391	$—	$140	$—	$100	$—	$1,182,513	$—	$580,848	$—	$22,782	$1,786,774

Bank Account Transfers	$(253,519)	$—	$—	$—	$(5,525)	$5,525	$(1,714,409)	$1,184,668	$—	$628,459	$—	$142,705	$(12,096)

NET CASH FLOW	$(150,300)	$(391)	$—	$(140)	$(5,525)	$5,424	$—	$2,155	$—	$(90,381)	$—	$119,923	$(119,233)

Cash - End of Month	$5,265	$476	$—	$2,426	$63	$5,480	$0	$1,017,710	$—	$303,856	$—	$222,052	$1,557,327

(1) Beginning balances are based on foreign exchange rates as of the end of the month

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements - Summary	Reporting Period: 8/31/15-10/4/15
Sep ‘15 (Aug 31 - Oct 4)

Debtor Name	Case No.	Disbursements
Colt Defense LLC	15-11287	—
Colt Defense Technical Services LLC	15-11288	—
Colt Finance Corp.	15-11289	—
New Colt Holding Corp.	15-11290	—
Colt International Cooperatief U.A.	15-11291	56
Colt’s Manufacturing Company LLC	15-11292	23,117,842
Colt Security LLC	15-11293	83,965
Colt Canada Corporation	15-11294	1,786,774
CDH II Holding Inc.	15-11295	—
Colt Holding Company LLC	15-11296	—
TOTAL		$24,988,637

Colt Holding Company LLC	Case No.: 15-11296
MOR-1a Bank Reconciliations	Reporting Period: 8/31/15-10/4/15
September ‘15 (August 31-October 4)

Bank Reconciliations

	BANK ACCOUNTS — Colt Defense (excl Canada)
	Wells Fargo Operating - 2949	Wells Fargo Payroll - 3093 (1)	Wells Fargo Depository- 8611 (1)	Wells Fargo Accounts Payable-0355 (1)	Wells Fargo Utility Deposit- 5957	Wells Fargo Operating -3119	Wells Fargo CD Operating -3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating -4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank 3410	JP Morgan-1103	BMO Harris Bank-6366
Account #	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
Balance per Books	5,004,352	(64,360)	—	(2,106,939)	30,146	110,230	23,500	23,000	12,597	—	—	31,141	—	—	484,835	849,603	285,493

Bank Balance	5,009,539	—	—	—	30,146	110,230	23,500	23,000	12,597	—	—	31,141	—	—	484,835	849,603	285,493
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	(64,360)	—	(2,106,939)	—	—	—	—	—	—	—	—	—	—	—	—	—
Other (2)	(5,187)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	5,004,352	(64,350)	—	(2,106,939)	30,146	110,230	23,500	23,000	12.597	—	—	31,141	—	—	484,835	849,603	285,493

(1)      ZBA accounts. Once the checks are cashed the funds will be transferred from the WF Operating Account (Acct #1)

(2)      Consists of credit card adjustments and other reconciling items

	BANK ACCOUNTS - Canada (in USD)
	BoA #3203 A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 -A/P	BoA #3419 A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P
Account #	1	2	3	4	5	6	7	8	9	10	11	12
Balance per Books	5,265	476	—	2,426	63	5,480	0	1,017,710	—	303,856	—	222,052

Bank Balance	5,265	476		2,426	63	5,480		1,182,170		360,254		222,052
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	—	—	—	—	—	—	(164,461)	—	(56,428)	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	5,265	476	—	2,426	63	5,480	—	1,017,710	—	303,856	—	222,052

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month.

/s/ Dennis Veilleux	Dennis Veilleux
Authorized Representative	Printed Name of Authorized Representative

Colt Holding Company LLC	Case No.: 15-11296
MOR-1b Schedule of Professional Fees Paid	Reporting Period: 8/31/15-10/4/15
September ‘15 (August 31-October 4)

				Current Month Amt Paid		Inception -To-Date Amt Paid
PAYEE	Period Covered	Amount Approved	Payor	Fees	Expenses	Fees	Expenses

Mackinac Partners, LLC	June 15, 2015 - Oct 4, 2015	494,593	Colts Manufacturing LLC	403,172	91,426	403,132	91,426
Kurtzman, Carson Consultants	June 15, 2015 - Oct 4, 2015	106,450	Colts Manufacturing LLC	60,891	45,559	60,891	45,559

Colt Holding Company LLC	Case No.: 15-11296
MOR-2 Statement of Operations	Reporting Period: 8/31/15-10/4/15
MOR - September ‘15
$ in Thousands

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt International	Colt Defense		Colt Defense LLC			Colt Holding		Colt Holding
	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
Current Month
Net Sales	$—	$—	$—	$18,007	$—	$1,105	$—	$19,112	$—	$69	$—	$(69)	$19,112
Cost of sales	—	—	—	15,961	—	808	—	16,769	—	68	—	(68)	16,769
Gross profit $	—	—	—	2,046	—	297	—	2,343	—	1	—	(1)	2,343
Gross Margin %	0.0%	0.0%	0.0%	11.4%	0.0%	0.0%	0.0%	12.3%		1.4%		1.4%	12.3%

Sales and Marketing	—	—	—	696	—	120	—	816	—	—	—	—	816
Commissions	—	—	—	207	—	10	—	217	—	—	—	—	217
General and Administrative	—	—	7	1,368	—	158	21	1,554	—	—	—	—	1,554
Research and development	—	—	—	249	—	188	—	437	—	—	—	—	437
Total SG&A	—	—	7	2,520	—	476	21	3,024	—	—	—	—	3,024

Operating income	—	—	(7)	(474)	—	(179)	(21)	(681)	—	1	—	(1)	(681)

Interest expense	—	—	(1,080)	—	(2,059)	—	—	(3,139)	—	—	—	—	(3,139)
Foreign Currency Gain/(Loss)	—	—	—	(21)	—	(9)	—	(30)	—	—	—	—	(30)
Intercompany Interest	—	—	(78)	(46)	108	17	—	1	—	—	—	—	1
Royalty Expense	—	—	—	—	—	(11)	—	(11)	—	—	—	—	(11)
Other income (expense)	—	—	—	15	330	—	—	345	—	—	—	—	345
Income before taxes - Cont. Ops	—	—	(1,165)	(526)	(1,621)	(182)	(21)	(3,515)	—	1	—	(1)	(3,515)

Reorganization Items - Post Petition
Professional Fees	—	—	—	5,061	—	44	—	5,105	—	—	—	—	5,105
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	—	—	5,061	—	44	—	5,105	—	—	—	—	5,105

Income tax expense (benefit)	—	—	1	3	—	(39)	—	(35)	—	—	—	—	(35)
Net Income (Loss)	—	—	(1,166)	(5,590)	(1,621)	(187)	(21)	(8,585)	—	1	—	(1)	(8,585)

Taxes	—	—	1	3	—	(39)	—	(35)	—	—	—	—	(35)
Depreciation	—	—	—	505	—	35	—	540	—	—	—	—	540
Amortization	—	—	—	200	—	26	—	226	—	—	—	—	226
Interest Expense	—	—	1,080	—	2,059	—	—	3,139	—	—	—	—	3,139
Severance Costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Legal Entity (i)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Bankruptcy (ii)	—	—	—	5,085	—	44	—	5,129	—	—	—	—	5,129
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	—	—	86	—	—	—	86	—	—	—	—	86
D&O incremental expense (iv)	—	—	—	194	—	—	—	194	—	—	—	—	194
Other income (expense)	—	—	78	52	(438)	3	—	(305)	—	—	—	—	(305)
Adjusted EBITDA	$—	$—	$(7)	$535	$—	$(118)	$(21)	$389	$—	$1	$—	$(1)	$389

Colt ERP System Legal Entity Number	11	10/60	61	20	72	81	99			71
Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors

Colt Holding Company LLC	Case No.: 15-11296
MOR-2 Statement of Operations	Reporting Period: 8/31/15-10/4/15
MOR - September ‘15
$ in Thousands

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A

		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt International	Colt Defense		Colt Defense LLC			Colt Holding		Colt Holding
	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
Post Petition YTD (includes full month of June)
Net Sales	$—	$59,851	$—	$4,938	$—	$—	$(544)	$64,245	$—	$410	$—	$(410)	$64,245
Cost of sales	—	56,933	—	3,548	—	—	(488)	59,993	—	403	—	(410)	59,986
Gross profit $	—	2,918	—	1,390	—	—	(56)	4,252	—	7	—	—	4,259
Gross Margin %								6.6%		1.7%		0.0%	6.6%

Sales and Marketing	—	2,076	—	422	—	—	—	2,498	—	—	—	—	2,498
Commissions	—	689	—	75	—	—	—	764	—	—	—	—	764
General and Administrative	27	5,835	1	769	79	—	(2)	6,709	—	—	—	—	6,709
Research and development	—	826	—	331	—	—	—	1,157	—	—	—	—	1,157
Total SG&A	27	9,426	1	1,597	79	—	(2)	11,128	—	—	—	—	11,128

Operating income	(27)	(6,508)	(1)	(207)	(79)	—	(54)	(6,876)	—	7	—	—	(6,869)

Interest expense	(4,778)	—	(6,626)	—	—	—	—	(11,404)	—	—	—	—	(11,404)
Foreign Currency Gain/(Loss)	—	224	—	(7)	—	—	—	217	—	—	—	—	217
Intercompany Interest	(158)	(133)	218	75	—	—	(2)	—	—	—	—	—	—
Royalty Expense	—	—	—	(56)	—	—	57	1	—	—	—	—	1
Other income (expense)	1	52	1,321	—	—	—	(1,322)	52	—	—	—	—	52
Income before taxes - Cont. Ops	(4,962)	(6,365)	(5,088)	(195)	(79)	—	(1,321)	(18,010)	—	7	—	—	(18,003)

Reorganization Items
Professional Fees	—	13,041	—	173	—	—	—	13,214	—	—	—	—	13,214
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	13,041	—	173	—	—	—	13,214	—	—	—	—	13,214

Income tax expense (benefit)	—	14	—	63	—	—	—	77	—	—	—	—	77
Net Income (Loss)	(4,962)	(19,420)	(5,088)	(431)	(79)	—	(1,321)	(31,301)	—	7	—	—	(31,294)

Taxes	—	14	—	63	—	—	—	77	—	—	—	—	77
Depreciation	—	2,028	—	147	—	—	—	2,175	—	—	—	—	2,175
Amortization	—	800	—	106	—	—	—	906	—	—	—	—	906
Interest Expense	4,778	—	6,626	—	—	—	—	11,404	—	—	—	—	11,404
Severance Costs	—	—	—	8	—	—	—	8	—	—	—	—	8
Restructuring Legal Entity (i)	—	3,046	—	85	—	—	—	3,131	—	—	—	—	3,131
Restructuring Bankruptcy (ii)	—	11,546	—	173	—	—	—	11,719	—	—	—	—	11,719
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	336	—	—	—	—	—	336	—	—	—	—	336
D&O incremental expense (iv)	—	777	—	—	—	—	—	777	—	—	—	—	777
Other income (expense)	157	(143)	(1,539)	(12)	—	—	1,267	(270)	—	—	—	—	(270)
Adjusted EBITDA	$(27)	$(1,016)	$(1)	$139	$(79)	$—	$(54)	$(1,038)	$—	$7	$—	$—	$(1,031)

(i) Restructuring Legal Entity - Costs associated with Colt’s April 9, 2015 legal entity restructuring.

(ii) Restructuring Bankruptcy - Bankruptcy related costs: Pre-petition are included in General and Administrative expenses, Post-petition are included under Reorganzation items.

(iii) Florida Lease Termination - Costs associated with the termination of Colt’s Florida Facility lease of which approximately $50K were lease termination costs.

(iv) D&O Incremental Expense - Incremental D&O insurance costs associated with higher D&P premiums given Colt’s bankruptcy filing.

Colt Holding Company LLC	Case No.: 15-11296
MOR-3 Balance Sheet	Reporting Period: 8/31/15-10/4/15
MOR - September ‘15
$ in Thousands

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A

		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s				Colt Defense
		Manufacturing	New Colt Holding	Colt Canada	Colt International	Technical Services		Colt Defense LLC			Colt Holding		Colt Holding
	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total

ASSETS
Current Assets:
Cash and Cash Equivalents	$24	$2,933	$23	$1,558	$13	$—	$—	4,551	$—	$115	$—	$—	$4,666
Restricted Cash	—	1,048	—	—	—	—	—	1,048	—	—	—	—	1,048
Accounts receivable	—	15,018	—	2,578	—	—	—	17,596	—	16	—	(16)	17,596
Inventories, net	—	47,798	—	7,219	—	—	(94)	54,923	—	—	—	—	54,923
Other current assets	71	4,959	—	789	9	—	—	5,828	—	—	—	—	5,828
Preferred Dividend Receivable	—	—	1,064	—	—	—	(1,064)	—	—	—	—	—	—
Current Deferred Tax Asset	—	—	—	146	—	—	—	146	—	—	—	—	146
Total current assets	95	71,756	1,087	12,290	22	—	(1,158)	84,092	—	131	—	(16)	84,207
													—
Property & Equipment - Cost													0
PP&E - Cost	—	55,236	—	7,042	—	—	—	62,278	—	—	—	—	62,278
PP&E - A/D	—	(38,132)	—	(3,565)	—	—	—	(41,697)	—	—	—	—	(41,697)
Net property and equipment	—	17,104	—	3,477	—	—	—	20,581	—	—	—	—	20,581
													—
Other Assets													0
Intercompany (Pay) Rec													—
Colt Defense	—	(19,525)	11,214	—	—	—	8,311	—	—	—	—	—	—
Colt Canada	—	1,217	—	—	—	—	(1,217)	—	—	—	—	—	—
Colt International	—	138	—	—	—	—	(138)	—	—	—	—	—	—
CMC	2,949	214	(1,308)	4,553	—	—	(6,408)	—	—	—	—	—	—
NCHC	—	—	—	—	—	—	—	—	—	—	—	—	—
Tech Services	—	(79)	—	—	—	79	—	—	—	—	—	—	—
Investment in CMC/NCHC	268,417	—	91,105	—	—	—	(359,522)	—	—	—	—	—	—
Investment in Canada	—	—	—	—	49,000	—	(49,000)	—	—	—	—	—	—
Goodwill	—	247,679	—	8,111	—	—	(247,679)	8,111	—	—	—	—	8,111
Intangible assets, finite-lived	—	4,983	—	2,473	—	—	—	7,456	—	—	—	—	7,456
Trademarks	—	38,350	—	—	—	—	—	38,350	—	—	—	—	38,350
Deferred financing costs	508	—	1,226	—	—	—	—	1,734	—	—	—	—	1,734
Other assets	—	3,016	—	—	—	—	—	3,016	—	—	—	—	3,016
Archive inventory	—	336	—	—	—	—	—	336	—	—	—	—	336
Deferred leasing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid license fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term deferred tax	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term restricted cash	—	572	—	—	—	—	—	572	—	—	—	—	572
Total Other Assets	271,874	276,901	102,237	15,137	49,000	79	(655,653)	59,575	0	0	0	0	59,575.00
													0
TOTAL ASSETS	$271,969	$365,761	$103,324	$30,904	$49,022	$79	$(656,811)	$164,248	$—	$131	$—	$(16)	$164,363

Colt Holding Company LLC	Case No.: 15-11296
MOR-3 Balance Sheet	Reporting Period: 8/31/15-10/4/15
MOR - September ‘15
$ in Thousands

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A

		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s				Colt Defense
		Manufacturing	New Colt Holding	Colt Canada	Colt International	Technical Services		Colt Defense LLC			Colt Holding		Colt Holding
	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
LIABILITIES and EQUITY
Current liabilities:
Capital Lease Obligation Current	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Intercompany Payable:
Colt Defense	—	1,314	—	—	143	—	(1,457)	—	—	—	—	—	—
Colt Canada	—	4,610	—	—	—	—	(4,610)	—	—	—	—	—	—
CMC	(19,525)	—	—	1,374	—	—	18,151	—	—	—	—	—	—
NCHC	11,214	66,376	—	—	—	—	(77,590)	—	—	—	—	—	—
Revolver Advance	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Debt	38,511	—	83,788	—	—	—	—	122,299	—	—	—	—	122,299
Accounts payable	—	17,862	—	1,882	—	—	—	19,744	—	—	—	—	19,744
Accrued Interest	123	—	132	12	—	—	—	267	—	—	—	—	267
Accrued Commissions	—	1,577	—	89	—	—	—	1,666	—	—	—	—	1,666
Accrued Compensation & Benefits	—	3,581	—	602	—	—	—	4,183	—	—	—	—	4,183
Accrued Taxes	—	1,839	—	137	—	—	—	1,976	—	—	—	—	1,976
Accrued warranty/M240 contract liab	—	1,315	—	46	—	—	—	1,361	—	—	—	—	1,361
Accrued expenses	(1)	12,724	2	882	—	—	5	13,612	—	54	—	(16)	13,650
Distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Portion Deferred Inc	—	3,842	—	—	—	—	—	3,842	—	—	—	—	3,842
Current Portion of Empl Benefit Costs	—	1,482	—	—	—	—	—	1,482	—	—	—	—	1,482
Customer Advances	—	2,856	—	6,247	—	—	—	9,103	—	—	—	—	9,103
Preferred Dividend Payable	—	1,064	—	—	—	—	(1,064)	—	—	—	—	—	—
Total current liabilities	30,322	120,442	83,922	11,271	143	—	(66,565)	179,535	—	54	—	(16)	179,573
Long-Term Liabilities
Senior Notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Term Loan - Long-term Portion	—	—	—	—	—	—	—	—	—	—	—	—	—
L/T distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Accumulated Post-Retirement Health	—	25,257	—	—	—	—	—	25,257	—	—	—	—	25,257
Pension Liabilities, less current portion	—	12,317	—	—	—	—	—	12,317	—	—	—	—	12,317
Other Long-term Liabilities	—	4,788	1,110	—	—	—	—	5,898	—	—	—	—	5,898
Deferred Taxes Payable	—	—	12,381	1,149	1,297	—	—	14,827	—	—	—	—	14,827
Deferred Income	—	556	—	—	—	—	—	556	—	—	—	—	556
Total Long-Term Liabilities	—	42,918	13,491	1,149	1,297	—	—	58,855	—	—	—	—	58,855
Liabilities Subject to Compromise
Senior Note Accrued Interest *	12,623	—	—	—	—	—	—	12,623	—	—	—	—	12,623
Senior Notes, net of discount	245,497	—	—	—	—	—	—	245,497	—	—	—	—	245,497
Total Pre-Petition Liabilities	258,120	—	—	—	—	—	—	258,120	—	—	—	—	258,120
Total Liabilities	288,442	163,360	97,413	12,420	1,440	—	(66,565)	496,510	—	54	—	(16)	496,548
SHAREHOLDERS’ EQUITY
Common Units Repurchased	(64,538)	—	—	—	—	—	—	(64,538)	—	—	—	—	(64,538)
Tax Distributions to LLC Members	(69,759)	—	—	—	—	—	—	(69,759)	—	—	—	—	(69,759)
Investment by Parent	—	—	13,924	—	49,000	—	(62,924)	—	—	—	—	—	—
Members’ Equity	127,430	190,090	4,393	33,252	(1,767)	—	(460,353)	(106,955)	—	71	—	—	(106,884)
Preferred Stock	—	66,048	—	—	—	—	(66,048)	—	—	—	—	—	—
Accumulated OCI - Pension & PRHP	—	(21,564)	—	—	—	—	—	(21,564)	—	—	—	—	(21,564)
Accumulated OCI - Other	—	—	—	(5,737)	175	—	—	(5,562)	—	—	—	—	(5,562)
Currency Translation	—	—	—	—	(184)	—	2,039	1,855	—	—	—	—	1,855
Net Income	(17,530)	(37,605)	(6,974)	(567)	(103)	—	(2,960)	(65,739)	—	6	—	—	(65,733)
Dividends Paid	—	—	—	(8,464)	(8,003)	—	—	(16,467)	—	—	—	—	(16,467)
Dividends Received	7,924	5,432	(5,432)	—	8,464	79	—	16,467	—	—	—	—	16,467
Total Member’s deficit	(16,473)	202,401	5,911	18,484	47,582	79	(590,246)	(332,262)	—	77	—	—	(332,185)
TOTAL LIABILITIES & MEMBER’S DEFICIT	$271,969	$365,761	$103,324	$30,904	$49,022	$79	$(656,811)	$164,248	$—	$131	$—	$(16)	$164,363

* Senior Note Accrued Interest does not include post petition accrued interest.

Colt Holding Company LLC	Case No.: 15-11296
MOR-4 Status of Postpetition Taxes	Reporting Period: 8/31/15-10/4/15
MOR - September’15
Consolidated

STATUS OF POSTPETITION TAXES

		Amount
	Beginning Tax	withheld or				Ending Tax
	Liability	acccrued	Amount paid	Date paid	Check No. or EFT	Liability
Federal
Withholding	131,823	575,348	557,810	Various	Various	149,361
FICA- Employee	64,094	333,751	332,432	Various	Various	65,413
FlCA-Employer	79,913	308,745	306,677	Various	Various	81,981
Unemployment	2,934	8,475	9,829	Various	Various	1,580
Income	19,523	93,116	93,689	Various	Various	18,950
Other	1,185,086	562,317	18,919	Various	Various	1,728,483
Total Federal Taxes	1,483,373	1,881,752	1,319,357			2,045,768

State and Local
Withholding	38,601	190,790	188,161	Various	Various	41,229
Sales	(64,416)	10,377	(67,431)	Various	Various	13,392
Excise	1,514	605	—	Various	Various	2,119
Unemployment	2,599	10,686	11,106	Various	Various	2,178
Real Property	(2,752)	5,947	18,722	Various	Various	(15,527)
Personal Property	61,842	35,483	16,577	Various	Various	80,748
Other (EHT)	1,785	8,360	8,479	Various	Various	1,667
Total State and Local	39,172	262,248	175,614			125,806
Total Taxes	1,522,544	2,144,000	1,494,971			2,171,574

I attest that to the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights

/s/ Dennis Veilleux	Dennis Veilleux
Authorized Representative	Printed Name of Authorized Representative

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Administration	92,373	69,293	38,610	29,167	1,362	230,804
Employee	2,531	—	—	91	—	2,622
Government Agencies	—	—	—	—	—	—
Inventory	5,319,442	3,390,967	3,758	(391)	—	8,713,777
Insurance Payable	1,019	152,407	—	—	—	153,425
Information Tech -Computers	14,731	16,091	—	—	—	30,822
Freight	127,345	5,157	—	—	—	132,502
Lease Payable	1,877	9,032	—	—	—	10,909
Marketing / Advertising	59,717	36,407	32,824	7,155	—	136,102
Maintenance	104,737	55,625	871	975	—	162,208
Outside Service	69,013	86,110	6,909	—	—	162,032
MRO / Supplies	731,098	135,926	1,688	—	—	868,712
Commission	—	89,881	102,665	55,439	9,088	257,073
Legal	7,881	69,329	59,731	—	—	136,940
Outside Consultants	76,868	142,969	23,508	232,500	—	475,846
Restructuring	—	201,008	735,086	—	—	936,094
Utilities	16,480	—	—	—	—	16,480
Other	—	920	—	—	—	920
Canada Accounts Payable	515,908	368,933	237,089	30,446	807	1,153,182
Canada Commissions	2,452	50,378	11,840	8,128	—	72,798
Total Postpetition Debts	7,143,473	4,880,431	1,254,579	363,510	11,256	13,653,248

Colt Holding Company LLC	Case No.: 15-11296
MOR-5 A/R Reconciliation & Aging	Reporting Period: 8/31/15-10/4/15
MOR - September ‘15
Consolidated

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$14,344,060
+ Amounts billed during the period	16,779,710
- Amounts collected during the period	(13,006,952)
Total Accounts Receivable at the end of the reporting period	$18,116,817

Accounts Receivable Aging	Amount
0 - 30 days old	$11,817,970
31 - 60 days old	4,711,094
61 - 90 days old	752,679
91+ days old	835,074
Total Accounts Receivable	18,116,817
Amount considered uncollectible (Bad Debt)	(249,585)
Accounts Receivable (Net)	$17,867,232

Note: Aging represents trade accounts receivable. Will not reconcile to total AR on balance sheet due to other items including advances, reserve for cash discounts and other receivables

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (see note below and MOR-1(US) account 5957)

X

Note: The Debtor opened a utility deposit account in September with Wells Fargo (#5957). Additional information is available from the Debtors’ counsel upon request.”